                                                                   EXHIBIT 10.10




                             BOND PURCHASE CONTRACT

                                   $11,615,000
                         AMERICAN XTAL TECHNOLOGY, INC.
                   VARIABLE RATE TAXABLE DEMAND REVENUE BONDS
                                   SERIES 1998
                                 (XTAL PROJECT)



                                      dated


                                December 1, 1998


                                      among

                     AMERICAN XTAL TECHNOLOGY, INC., Issuer

                                       and

                     DAIN RAUSCHER INCORPORATED, Underwriter


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                             BOND PURCHASE CONTRACT

                                   $11,615,000
                         AMERICAN XTAL TECHNOLOGY, INC.
             VARIABLE RATE TAXABLE DEMAND REVENUE BONDS SERIES 1998
                                 (XTAL PROJECT)


                                December 1, 1998


American Xtal Technology, Inc
Attn:  Mr. Guy D. Atwood
4311 Solar Way
Fremont, California 94538

Dear Mr. Atwood:

      Dain Rauscher Incorporated (the "Underwriter") hereby offers to enter into this Bond Purchase Contract (the "Purchase Contract") with American Xtal Technology, Inc. (the "Issuer"). The offer is hereby made subject to acceptance by the Issuer (by the execution and delivery of this Purchase Contract to the Underwriter) on or before 8:00 a.m., Pacific Standard Time, on December 1, 1998 and upon such acceptance, this Purchase Contract shall be in full force and effect in accordance with its terms and shall be binding upon the Issuer and the Underwriter. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Official Statement hereinafter defined.

      The Issuer is entering into this Purchase Contract in order to induce the Underwriter to enter into this Purchase Contract and to purchase the $11,615,000 aggregate principal amount of American Xtal Technology, Inc. Variable Rate Taxable Demand Revenue Bonds Series 1998 (Xtal Project) (the "Bonds") on the terms set forth herein. The Issuer, by its acceptance of the offer made herein, requests the Underwriter to purchase the Bonds.

      The Bonds are issued pursuant to an Indenture, dated as of December 1, 1998 (the "Indenture"), by and between the Issuer and Harris Trust Company of California, as trustee (the "Trustee"), in the form heretofore delivered to us authorizing the Bonds.

      The Issuer will enter into a Letter of Credit and Reimbursement Agreement dated December 1, 1998 (the "Reimbursement Agreement") with U.S. Bank National Association (the "Bank"), pursuant to which the Bank will issue on or before the Date of Delivery of the Bonds (the "Bond Issuance Date") to the Trustee for the account of the Issuer, an irrevocable direct-pay letter of credit (the "Letter of Credit"), which will permit the Trustee to draw an amount equal to the principal and up to 96 days' interest on the Bonds at a maximum rate of twelve percent (12%) per annum. The Reimbursement Agreement will provide for reimbursement by the Issuer to the Bank in the event of drawings under the Letter of Credit. The Indenture, this Purchase Contract and the Reimbursement Agreement are herein referred to as the "Program Documents." References in this Purchase Contract to the authorization, execution and delivery of and performance under the Program Documents by a person or an entity shall be deemed to refer only to those Program Documents to which such person or entity is a party.

      The Issuer's obligation under the Reimbursement Agreement will be secured by a first lien and third lien Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, a Security Agreement and other security as set forth in the Reimbursement Agreement.

      SECTION 1. PURCHASE AND PURCHASE PRICE. Under the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Issuer agrees to execute and deliver $11,615,000 aggregate principal amount of the Bonds and the Underwriter agrees to purchase all (but not less than all) of said Bonds at an aggregate Purchase Price of par.


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      The Bonds will bear interest as provided in the Indenture.

      SECTION 2. OFFICIAL STATEMENT. The Issuer shall deliver or cause to be delivered to the Underwriter, promptly after acceptance hereof and prior to the Closing, copies of the Official Statement dated November 23, 1998, relating to the Bonds and approved for distribution by the Issuer (which Official Statement, including the cover page and all appendices, exhibits, reports and statements included therein or attached thereto being herein called the "Official Statement"), signed on behalf of the Issuer by a duly authorized officer of the Issuer.

      The Issuer hereby ratifies, approves and authorizes the use by the Underwriter, prior to the date hereof, in connection with the offer and sale of the Bonds, of the Program Documents, the Letter of Credit and all information contained herein and therein of all other documents, certificates or statements furnished by the Issuer to the Underwriter in connection with the transactions contemplated by this Purchase Contract. The Underwriter agrees that it will not confirm the sale of any Bonds unless the settlement of such sale is accompanied by or preceded by the delivery of a copy of the final Official Statement.

      In the event that the Bonds, or the remarketing of the Bonds, should become subject to the continuing disclosure requirements of Rule 15c2-12 under the Securities Exchange Act of 1934 (the "Rule"), the Issuer will furnish to the Underwriter all information reasonably required by the Underwriter to comply with the Rule. To the extent necessary to comply with the Rule, if applicable, the Issuer will notify the Underwriter if it becomes aware of any fact or event which might or would cause the Official Statement, as then supplemented or amended, to contain any untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer will cooperate with the Underwriter by furnishing such information as is reasonably required to amend or supplement the Official Statement, and prepare or file any other papers, in compliance with the Rule.

      SECTION 3. CLOSING; BONDS. At 8:00 a.m., Pacific Standard Time, December 1, 1998, or at such other time or on such earlier or later date as the Underwriter and the Issuer mutually agree upon, the Issuer will deliver or cause to be delivered to the Underwriter the Bonds in definitive form, duly executed, and authenticated together with the other documents hereinabove mentioned, and the Underwriter will accept such delivery and pay the Purchase Price of the Bonds set forth in Section 1 hereof in federal funds payable to the order of the Trustee for the account of the Issuer. Delivery and payment shall be simultaneously, as aforesaid, made at such place in New York, New York as the Underwriter shall designate or in such other city as the Underwriter and the Issuer mutually agree upon. This payment and delivery shall be called the "Closing." The Bonds shall be in fully registered form, registered in such names as the Underwriter shall submit to the Trustee prior to the Closing and shall be in denominations of One Hundred Thousand Dollars ($100,000) or any integral multiple of $5,000 above such amount, except as otherwise provided in the Indenture. The Bonds shall be made available to the Underwriter for checking at least one (1) Business Day prior to the Closing. Notwithstanding the foregoing and any other references in this Purchase Contract to delivery of Bonds, or similar statements, the Bonds are registered in the name of Cede & Co. as nominee of the Depository Trust Company ("DTC") and DTC procedures will be followed and take precedence over any conflicting procedures or provisions.

      SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. The Issuer represents warrants and covenants to the Underwriter that:

            (a) The Issuer is a Delaware corporation and is duly qualified to transact business in California. The Issuer has full power and authority to own its property (including, without limitation, the Project), to carry on its business as presently being conducted and as contemplated to be conducted by the Program Documents and to execute, deliver and perform its obligations under the Program Documents.

            (b) Both at the date of the Official Statement and at the date of Closing, the statements and information in the Official Statement (as the same may be supplemented or amended with the written approval of the Underwriter), to the extent they relate or pertain to the Issuer, do not contain any untrue statement of material fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading in any material respect. The Issuer makes no


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representation with respect to information in the Official Statement relating to the Underwriter, the Trustee, the Bank or any other party.

            (c) The execution, delivery and performance of the Program Documents and the taking of any and all other actions and the execution, delivery and performance of all such documents as may be required of it pursuant to the provisions of the Program Documents including, without limitation, the authorization of the use by the Underwriter of the Official Statement in connection with the offering, sale and distribution of the Bonds, have been duly authorized by the Issuer.

            (d) This Purchase Contract has been duly executed and delivered by the Issuer and when executed and delivered by the other parties hereto will constitute a legal, valid and binding obligation of the Issuer, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally. Upon the execution and delivery of the Program Documents by the Issuer and the other parties thereto, the Program Documents will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

            (e) If at any time the Issuer becomes aware that any event shall have occurred of which the Issuer believes it has unique knowledge not available to the Underwriter and which might cause the Official Statement to contain any untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading in any material respect, the Issuer shall notify the Underwriter. In addition, the Issuer shall promptly advise the Underwriter of the institution of any action, suit, proceeding, inquiry or investigation of which it has any knowledge seeking to prohibit, restrain or otherwise affect the use of the Official Statement in connection with the offering, sale or distribution of the Bonds. The Issuer promptly shall furnish the Underwriter any information concerning the Issuer which the Underwriter might reasonably request in connection with any amendment of or supplement to the Official Statement.

            (f) The execution, delivery and performance of the Program Documents and the consummation of the transactions contemplated thereby will not conflict with, or constitute a breach of, or default under any indenture, mortgage, deed of trust, lease, note, commitment, agreement or other instrument or obligation to which the Issuer is a party or by which the Issuer or any of its respective properties is bound, or under any law, rule, regulation, judgment, order or decree to which the Issuer or any of its respective properties are bound which breach might have a material adverse effect on the ability of the Issuer to perform under the Program Documents. The Issuer is not now and never has been in default under any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or any document, instrument or commitment to which the Issuer is subject or in the payment of the principal of, or premium or interest on, or otherwise in default with respect to, any Bonds, notes or other obligations which it has issued, assumed or guaranteed, directly or indirectly, as to payment of principal, premium or interest.

            (g) To the Issuer's knowledge, there is no action, suit, proceeding, inquiry or investigation by or before any court, governmental agency, public board or body pending, or to the knowledge of the Issuer, threatened against the Issuer (nor, to the best of its knowledge, is there any basis therefore), which (i) affects or seeks to prohibit, restrain or enjoin the issuance, sale or delivery of the Bonds or the issuance of the Letter of Credit or the use of the Official Statement or the execution and delivery of the Program Documents or (ii) affects or questions the validity or the enforceability of the Bonds, (iii) questions the completeness or accuracy of the Official Statement or (iv) questions the power or authority of the Issuer to carry out the transactions contemplated by the Program Documents or the power of the Issuer to acquire, own, construct, equip, operate or lease the Project.

            (h) To the Issuer's knowledge, it has made all filings with and received all approvals, consents and orders of any governmental authority, legislative body, board, agency or commission having jurisdiction which are necessary to permit the Issuer to perform its obligations under the Program Documents, to carry out the transactions contemplated by the Program Documents and to acquire, own, construct, equip, operate and lease the Project.


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            (i)   Any certificate signed for the Issuer by an authorized
representative thereof and delivered to the Underwriter or the Issuer in connection with the transactions contemplated by the Program Documents shall be deemed to be a representation and warranty by the Issuer to the Underwriter as to the statements therein.

      SECTION 5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER. The obligation of the Underwriter to accept delivery of and pay for the Bonds on the Closing shall be subject, at the option of the Underwriter, to the accuracy in all material respects of the representations, warranties and agreements on the part of the Issuer contained herein as of the date hereof and as of the Closing, to the accuracy in all material respects of the statements of the officers and other officials of the Trustee, the Bank and the Issuer made in any certificates or other documents furnished pursuant to the provisions hereof or of the Program Documents, and to the performance by the Issuer of its obligations, as applicable, to be performed hereunder and under the Program Documents at or prior to the Closing and to the following additional conditions:

            (a) At the Closing, the Bonds, the Program Documents, the Letter of Credit and the Official Statement shall have been duly authorized, executed and delivered by the respective parties thereto, in substantially the forms heretofore submitted to the Underwriter with any such changes as shall have been agreed to in writing by the Underwriter, and said agreements shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Underwriter, and there shall have been taken in connection therewith, with the issuance of the Bonds and with the transactions contemplated thereby and by this Purchase Contract, all such actions as Bond Counsel and Underwriter's Counsel shall deem to be necessary and appropriate.

            (b) The representations and warranties of the Issuer contained in this Purchase Contract shall be true, correct and complete in all material respects on the date hereof and on the Closing, as if made again on the Closing, and the Official Statement (as the same may be supplemented or amended with the written approval of the Underwriter) shall be true, correct and complete in all material respects and shall not contain any untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading.

            (c) Between the date hereof and the Closing, the market price or marketability, at the initial offering prices set forth in the Official Statement, of the Bonds shall not have been materially adversely affected, in the reasonable judgment of the Underwriter by reason of any of the following:

                  (1) legislation enacted or introduced in the Congress or recommended for passage by the President of the United States, or a decision rendered by a court established under Article III of the Constitution of the United States, or an order, ruling, regulation (final, temporary or proposed) or official statement issued or made:

                        (i)   [RESERVED]

                        (ii) by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, to the effect that the Bonds, as secured by the Letter of Credit, including any or all underlying arrangements, are not exempt from registration under the Securities Act of 1933, as amended or that the Indenture is not exempt from qualification under the Trust Indenture Act of 1939, as amended;

                  (2) the declaration of war or engagement in major military hostilities by the United States or the occurrence of any other national emergency or calamity relating to the effective operation of the government of, or the financial community in, the United States;

                  (3) the declaration of a general banking moratorium by federal, New York or California authorities, or the general suspension of trading on any national securities exchange;

                  (4) the imposition by the New York Stock Exchange or other national securities exchange, or any governmental authority, of any material restrictions not now in force with respect to the Bonds or obligations of the general character of the Bonds or securities generally, or the material increase of any such restrictions now in force, including those relating to the extension of credit by, or the charge to the net capital requirements of, underwriters;


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                  (5)   an order, decree or injunction of any court of competent
jurisdiction, or order, filing, regulation or official statement by the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, issued or made to the effect that the issuance, offering or sale of obligations of the general character of the Bonds, or the issuance, offering or sale of the Bonds, including any or all underlying obligations, as contemplated hereby or by the Official Statement, is or would be in violation of the federal securities laws as amended and then in effect;

                  (6) the withdrawal or downgrading of any rating of the Bonds by a national rating agency or any rating of the Bank by a nationally recognized rating service;

                  (7) the occurrence of any adverse change of a material nature in the business, financial condition, results of operation or properties of the Bank, the Issuer, or of any change or development in, or affecting particularly, the economy or the Issuer generally; or

                  (8) any event occurring, or information becoming known which, in the reasonable judgment of the Underwriter, makes untrue in any material respect any statement or information contained in the Official Statement, or has the effect that the Official Statement contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) At or prior to the Closing, the Underwriter shall have received the following documents, in each case satisfactory in form and substance to the Underwriter:

                  (1) the Program Documents, duly executed and delivered by the respective parties thereto, with such amendments, modifications or supplements as may have been agreed to in writing by the Underwriter, the Official Statement, duly executed by a duly authorized officer of the Issuer, and a copy of the Letter of Credit;

                  (2) a final opinion, dated the date of the Closing, of Bond Counsel, in the form attached as Appendix A to the Official Statement and addressed to the Issuer, and a separate letter addressed to the Underwriter (or a comparable statement in the supplemental opinion) to the effect that the final opinion may be relied upon by the Underwriter to the same extent as if it had been addressed to it, together with supplemental opinion dated the date of the Closing and addressed to the Underwriter substantially in the form of Exhibit A hereto;

                  (3) the opinion of counsel to the Bank dated the date of the Closing and addressed to the Issuer, the Rating Agency and the Underwriter, substantially in the form of Exhibit B hereto;

                  (4) the opinion of counsel to the Issuer, dated the date of Closing and addressed to the Issuer, the Bank, Bond Counsel and the Underwriter, substantially in the form of Exhibit C hereto;

                  (5)   [RESERVED];

                  (6) the opinion of Underwriter's Counsel, dated the date of Closing, addressed to the Underwriter, substantially in the form of Exhibit D hereto;

                  (7) a certificate of the Issuer, dated the date of Closing, signed by the Issuer, confirming the representations set forth in Section 5 hereof as if given on the Closing;

                  (8) a certificate of the Trustee dated the date of Closing, signed by a duly authorized officer of the Trustee, to the effect that:

                        (i) such officer is a duly authorized officer of the Trustee;


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                        (ii)  the Trustee is a trust company and is duly
            organized and in good standing and qualified to do business in the State of California, is authorized to carry out corporate trust powers and has all necessary power and authority to enter into and perform its duties under the Indenture and upon the execution and delivery thereof by the Trustee, the same shall constitute legally valid and binding obligations of the Trustee, enforceable in accordance with their respective terms;

                        (iii) the trusts, duties and obligations of the Trustee
            under the Indenture have been duly accepted by the Trustee;

                        (iv) the Trustee is duly authorized to enter into the Indenture and to authenticate and deliver the Bonds to the Underwriter under instruction by the Issuer pursuant to the terms of the Indenture, and the Indenture constitutes a legally binding obligation of the Trustee, enforceable in accordance with its respective terms;

                        (v) to the best knowledge of such officer, the acceptance by the Trustee of the duties and obligations under the Indenture and the execution and delivery of the Indenture and compliance with provisions thereof, will not conflict with, or constitute a breach of or default under, the Trustee's duties under said documents or any law, administrative regulation, court decree, resolution, charter, bylaws or other agreement to which the Trustee is subject or by which it is bound;

                        (vi) the representations and agreements of the Trustee in the Indenture are true, complete and correct in all material respects as of the Closing;

                        (vii) to the best of such officer's knowledge, no
            litigation is pending or threatened (either in state or federal courts) against the Trustee (A) to restrain or enjoin the execution or delivery of any of the Bonds or the collection of Revenues (as defined in the Indenture) pledged under the Indenture, or (B) in any way contesting or affecting any authority for the authentication or delivery of the Bonds or the validity or enforceability of the Bonds or the Indenture; and

                        (viii) the Bonds in the principal amount of $11,615,000
            have been validly authenticated, registered and delivered by the Trustee;

                  (9) the opinion of counsel to the Trustee, dated the date of Closing and addressed to the Issuer, the Bank and the Underwriter, substantially in the form of Exhibit E hereto;

                  (10) a certificate of the Issuer, dated the date of Closing, signed by an authorized representative as is acceptable to the Underwriter, to the effect that:

                        (i) the representations and agreements of the Issuer contained in the Program Documents are true and correct in all material respects as of the Closing;

                        (ii) the Issuer has complied with all agreements, covenants and conditions to be complied with by the Issuer at or prior to the Closing under the Program Documents;

                        (iii) to the best of such official's knowledge, no event
            affecting the Issuer has occurred since the date of the Official Statement which either makes untrue or incorrect in any material respect as of the Closing the statements or information concerning the Issuer contained in the Official Statement or is not reflected in the Official Statement but should be reflected therein in order to make the statements and information concerning the Issuer therein not misleading in any material respect; and

                        (iv) except as set forth in the Official Statement, to the best knowledge of the Issuer after reasonable investigation, no litigation is pending or, to the knowledge of the Issuer, threatened in any court in any way affecting the existence of the Issuer, or in any way challenging the respective


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            powers of the several offices of the officials holding those respective offices, or seeking to restrain or to enjoin the issuance, sale or delivery of the Bonds, or the collection of Revenues (as defined in the Indenture) pledged under the Indenture, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Bonds or the Program Documents or contesting in any way the completeness or accuracy of the Official Statement, or contesting the powers of the Issuer or its authority with respect to the Bonds or the Program Documents (but in lieu of or in conjunction with such certificate, the Underwriter may, in its sole discretion accept certificates or opinions of counsel to the Issuer, acceptable to the Underwriter, that in the opinion of such counsel the issues raised in any such pending or threatened litigation are without substance or that the contentions of all plaintiffs therein are without merit);

                  (11) a certificate of the Bank dated the date of Closing, signed by an authorized representative thereof, to the effect that:

                        (i) all conditions precedent to the issuance of the Letter of Credit, including those specified in the Reimbursement Agreement, have been satisfied or have been waived by the Bank;

                        (ii) to the actual knowledge of such authorized representative, there is no action, suit, litigation, proceeding, inquiry or investigation at law or in equity or by or before any judicial or administrative court, agency, body or other entity, pending or threatened against the Bank or any of its properties, wherein an unfavorable decision, ruling or finding (A) would adversely affect the validity or enforceability of the Letter of Credit or (B) would otherwise adversely affect the legal ability of the Bank to comply with its obligations under the Letter of Credit; and

                        (iii) the information contained in the Official
            Statement under the heading "THE BANK" and the sub-heading "Letter of Credit", is true and correct in all material respects and such information does not contain any untrue or misleading statement of a material fact necessary to make the statements therein, in the light of the circumstances under which they were make, not misleading;

                  (12)  [RESERVED];

                  (13) evidence satisfactory to the Underwriter to the effect that the Bonds have received a rating satisfactory to the Underwriter from Standard & Poor's; and

                  (14) such additional legal opinions, certificates, proceedings, instruments and other documents as the Underwriter, Bond Counsel or Underwriter's Counsel may reasonably request to evidence compliance by the Bank, the Trustee and the Issuer with legal requirements, the truth and accuracy, as of the Closing, of the representations of the Issuer, the Bank and the Trustee, and the due performance or satisfaction by the Issuer, the Bank and the Trustee at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by the Issuer, the Bank and the Trustee.

      SECTION 6. AMENDMENT OF OFFICIAL STATEMENT. After the Closing, (1) the Issuer will not adopt any amendment of or supplement to the Official Statement to which, after having been furnished with a copy, the Underwriter shall object in writing and (2) if any event relating to or affecting the Issuer or the Bank shall occur as a result of which it is necessary, in the opinion of the Underwriter, to amend or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to the Underwriter, the Issuer shall cause to be forthwith prepared and furnished to the Underwriter (at the expense of the Issuer for ninety (90) days from the Closing and otherwise at the expense of the Underwriter) a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to the Underwriter) that will amend or supplement the Official Statement so that it will not contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Underwriter, not misleading.


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
      SECTION 7. OBLIGATIONS OF ISSUER. The Issuer's obligations hereunder shall be subject to (i) there being no order, decree, injunction, ruling or regulation of any court or the enactment of any legislation with the purpose or effect of prohibiting the issuance, offering or sale of the Bonds, (ii) receipt of the documents listed above other than those documents delivered by the Issuer and those documents specifically addressed solely to the Underwriter and (iii) the performance by the Issuer and the Underwriter of their obligations to be performed hereunder at or prior to the Closing.

      SECTION 8. INDEMNIFICATION.

            (a) The Issuer shall indemnify, protect, defend and hold harmless the Underwriter and each person who controls the Underwriter, within the meaning of the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended (collectively, the "Securities Acts"), against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, fees and disbursements of counsel and other expenses) incurred by them or any of them in connection with defending any loss, claim, damage, liability or any suit, action or proceeding, joint or several, to which they or any of them may become subject under the Securities Acts, or any other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or any suit, action or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Official Statement or in any amendment or supplement thereto approved by the Issuer (which approval shall not be unreasonably withheld) or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in that particular part of the Official Statement, or any amendment thereof or supplement thereto, under the captions "THE BOOK-ENTRY ONLY SYSTEM" or "THE BANK." Notwithstanding the foregoing, this indemnity shall not cover any losses, claims, damages or liabilities caused solely by the gross negligence of the indemnified party or solely by breach of this agreement by the indemnified party.

            (b) The Underwriter shall indemnify, protect, defend and hold harmless the Issuer against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, fees and disbursements of counsel and other expenses) incurred by them or any of them in connection with defending any loss, claim, damage, liability or any suit, action or proceeding, joint or several, to which they or any of them may become subject under the Securities Acts, or any other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or any suit, action or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the "THE UNDERWRITER" caption of the Official Statement or in the "THE UNDERWRITER" caption of any amendment or supplement thereto approved by the Issuer (which approval shall not be unreasonably withheld), or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this indemnity shall not cover any losses, claims, damages or liabilities caused solely by the negligence of the indemnified party or solely by breach of this agreement by the indemnified party.

            (c) Promptly after receipt by any party entitled to indemnification under this Section 8 of notice of the commencement of any suit, action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8 or from any liability under this Section 8 unless the failure to provide notice prejudices the defense of such suit, action or proceeding. In case any such action is brought against any indemnified party, and it notifies the indemnifying party, the indemnifying party shall be entitled to participate in, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter, the Issuer in the case of the subparagraph (a), representing the indemnified parties under the subparagraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) The Issuer shall not be liable for any settlement of any such action effected without its consent by any indemnified party, but if settled with the consent of the Issuer or if there be a final judgment for the plaintiff in any such action against the Issuer or any indemnified party, with or without the consent of the Issuer, then the Issuer agrees to indemnify and hold harmless such indemnified party to the extent provided herein.

      SECTION 9. EXPENSES. Whether or not the sale of the Bonds by the Issuer to the Underwriter is consummated, the Underwriter shall be under no obligation to pay any costs or expenses incident to the performance of the obligations of the Issuer hereunder. All costs and expenses to effect the authorization, preparation (including word processing and printing costs), issuance, sale and delivery, as the case may be, of the Official Statement (together with any amendments or supplements thereof), the Bonds, the Program Documents, the Letter of Credit, any rating agency fees, Trustee's fees and expenses, Trustee's counsel fees and disbursements, financial consultant fees and disbursements, the fees and disbursements of Bond Counsel, fees and disbursements of counsel for the Issuer and the amount to be paid to the Underwriter pursuant to Section 1 of this Purchase Contract, shall be paid out of the sources provided therefor in the Indenture, or if the Bonds are not delivered by the Issuer to the Underwriter, such costs and expenses shall be paid by the Issuer. All out-of-pocket expenses of the Underwriter, including fees and expenses of its counsel (except for word processing costs incurred in the production of the Official Statement), Blue Sky expenses and the cost of obtaining federal funds for the Purchase Price of the Bonds hereunder shall be paid by the Underwriter.

      In the event that, for any reason, the Issuer fails to deliver the Bonds as provided herein by 10:00 a.m. Pacific Standard time, on December 1, 1998, the Issuer will pay to the Underwriter any losses resulting from the Underwriter being required to hold Bonds prior to delivery to ultimate purchasers thereof. This preceding sentence shall not be construed as a waiver of any condition to the Underwriter's obligations under the Purchase Contract.

      SECTION 10. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective agreements, covenants, representations, warranties and other statements of the Issuer and each of their respective officials or officers set forth in or made pursuant to this Purchase Contract shall remain in full force and effect, regardless of any investigation, or statements as to the results thereof, made by or on behalf of the Underwriter and will survive delivery of and payment for the Bonds.

      SECTION 11. NOTICES. Any notice or other communication hereunder shall be in writing, and, if sent to the Underwriter, will be mailed, delivered or telecopied and confirmed to the Underwriter care of Dain Rauscher Incorporated, One Market Plaza, 1100 Steuart Street Tower, San Francisco, California 94105, and if sent to the Issuer shall be mailed, delivered, or telecopied and confirmed at its address respectively set forth above.

      SECTION 12. GOVERNING LAW. This Purchase Contract shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws in the State of California.

      SECTION 13. COUNTERPARTS. This Purchase Contract may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 14. SUCCESSORS. This Purchase Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors, and no other person shall acquire or have any right or obligation under or by virtue of this Purchase Contract.

                                       Very truly yours,
                                       Dain Rauscher Incorporated,
                                       as Underwriter


                                       By:  /s/ John Geesman
                                            ------------------------------------
                                                John Geesman
                                                Managing Director


                                       By:  /s/ Pamela Becker
                                            ------------------------------------
                                                Pamela Becker
                                                Vice President


THE FOREGOING SHALL BE EFFECTIVE AND IS HEREBY ACCEPTED AND AGREED TO AS OF THIS 1ST DAY OF DECEMBER, 1998:



AMERICAN XTAL TECHNOLOGY, INC.



By:  /s/ Guy Atwood, V.P.
     --------------------------------
Authorized Representative

                                    EXHIBIT A
                            TO BOND PURCHASE CONTRACT

                          FORM OF SUPPLEMENTAL OPINION
                                  BOND COUNSEL

      The supplemental opinion of Bond Counsel should be dated the date of the Closing and addressed to the Underwriter, and opine that:

                        (i) the Bonds are not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 3(a)(2) of the Securities Act. The Indenture is exempt from qualification pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") in reliance upon an exemption contained in the Trust Indenture Act. No opinion is expressed with respect to the Letter of Credit;

                        (ii) the Purchase Contract has been duly authorized, executed and delivered by the Issuer and (assuming due authorization, execution and delivery by and validity against the other party thereto) is a valid and binding agreement of the Issuer; and

                        (iii) the statements contained in the Official
            Statement, dated November 23, 1998, with respect to the Bonds, under the captions "THE BONDS," "SECURITY AND SOURCES OF PAYMENT FOR THE BONDS" and "SUMMARY OF THE INDENTURE," insofar as such statements expressly summarize certain provisions of the Bonds and the Indenture are accurate in all material respects.

                                    EXHIBIT B
                            TO BOND PURCHASE CONTRACT

                                 FORM OF OPINION
                               COUNSEL TO THE BANK

      The opinion of counsel to the Bank should be dated the date of the Closing and addressed to the Issuer, the Rating Agency and the Underwriter, and opine that:

                        (i) the Bank is a corporation duly organized, validly existing and in good standing under the laws of the State of California;

                        (ii) the Bank is qualified to conduct a commercial banking business in California, and, as part of such commercial banking business, has the power and authority to execute and deliver the Reimbursement Agreement and the Letter of Credit;

                        (iii) the Letter of Credit constitutes the legal, valid
            and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting generally the enforcement of creditors' rights and remedies against the Bank as the same may be applied in the event of the bankruptcy, insolvency, liquidation, reorganization, or similar situation or moratorium applicable to the Bank; and (ii) general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and limitation upon the specific enforceability of any remedies, covenants or other provisions of relevant documents and upon the availability of injunctive relief or other equitable remedies, regardless of whether considered in a proceeding in equity or in law;

                        (iv) the issuance of the Letter of Credit by the Bank is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Section 3(a)(2) of the Act; and

                        (v) the statements contained in the Official Statement under the Captions "SECURITY AND SOURCES OF PAYMENT FOR THE BONDS - The Letter of Credit" and "SUMMARY OF THE REIMBURSEMENT AGREEMENT," insofar as such statements purport to summarize certain provisions of the Letter of Credit and Reimbursement Agreement, present an accurate summary of such provisions in all material respects.

                                    EXHIBIT C
                            TO BOND PURCHASE CONTRACT

                                 FORM OF OPINION
                              COUNSEL TO THE ISSUER

      The opinion of counsel to the Issuer should be dated the date of the Closing and addressed to the Bond Counsel and the Underwriter, and opine that:

                        (i) the Issuer is a corporation duly organized and validly existing under the laws of the state of Delaware and has full legal rights, power and authority to (a) execute and deliver and to perform its obligations under the Program Documents and (b) transact in the State of California the business in which the Issuer is now engaged;

                        (ii) the Program Documents have been duly authorized, executed and delivered by the Issuer and, assuming proper authorization, execution and delivery by the other parties thereto, constitute legal, valid and binding obligations of the Issuer enforceable against Issuer in accordance with their respective terms except to the extent the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, other laws affecting or relating to the rights of creditors generally, the application of equitable principles and judicial discretion, and by the implied covenant of good faith and fair dealing;

                        (iii) the execution and delivery by the Issuer of the
            Program Documents and performance by the Issuer of its obligations thereunder will not result in a violation of, a breach of, or a default under the bylaws and articles of incorporation of the Issuer or any statute, indenture, mortgage, deed of trust, note agreement, other agreement or instrument to which the Issuer is a party or by which it is bound and no approval or other action by any governmental authority or agency of the State of California or the United States of America is required in connection therewith; provided however that no opinion concerning compliance with the federal securities laws or securities or "Blue Sky" laws of the various states is expressed; and

                        (iv) except as disclosed in the Official Statement, no action, suit, proceeding, inquiry, or investigation at law or in equity before or by any judicial or administrative court or agency is pending or threatened against the Issuer or its assets, properties or operations, which if determined adversely to the Issuer would likely materially adversely affect the transactions contemplated by the Program Documents.

                                    EXHIBIT D
                            TO BOND PURCHASE CONTRACT

                                 FORM OF OPINION
                           COUNSEL TO THE UNDERWRITER

      The opinion of counsel to the Underwriter should be dated the date of the Closing and addressed to the Underwriter, and opine that:

                        (i) under existing laws, the Bonds may be offered and sold without registration under the Securities Act of 1933, as amended, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended; and

                        (ii) because the primary purpose of their professional engagement was not to establish factual matters and because of the wholly or partially non-legal character of any determinations involved in the preparation of the Official Statement as counsel to the Underwriter, they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements contained in the Official Statement and make no representation that they independently verified the accuracy, completeness or fairness of the statements contained in the Official Statement; however, on the basis of their conferences with the representatives of the Issuer, representatives of the Bank and representatives of the Underwriter and in reliance thereon and on the certificates, opinions and other documents they have examined, no information has come to their attention which would cause them to believe that the Official Statement as of its date and as of the date of their opinion contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT E

                                 FORM OF OPINION
                             COUNSEL TO THE TRUSTEE

      The opinion of counsel to the Trustee should be dated the date of Closing and addressed to the Issuer, the Bank and the Underwriter and opine that:

                        (i) the Trustee has been duly organized and is a lawfully existing trust company and is qualified to do business in the State of California and has full corporate power to undertake the trust of the Indenture;

                        (ii) the Trustee has duly authorized, executed and delivered the Indenture and by all necessary corporate action has authorized the acceptance of the trust of the Indenture; and

                        (iii) assuming the due authorization, execution and
            delivery by the other parties thereto, the Indenture constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws, or equitable principles relating to or limiting creditors' rights generally.